Exhibit 10.1

                               LICENSING AGREEMENT

THIS AGREEMENT is made effective this 14 day of September, 2009.

BETWEEN:

          PACKETERA COMMUNICATIONS INC., a body corporate duly incorporated pursuant to the laws of the Province of British Columbia and having an office at Suite 200 - 375 Water Street, Vancouver, British Columbia, V6B 1B6;

          ("Packetera")

                                                               OF THE FIRST PART

AND:

          SHADOW MARKETING INC., a body corporate duly incorporated pursuant to the laws of the State of Nevada and having an office at 17365 S.W. 13th Street, Pembroke Pines, Florida, 33029;

          ("Shadow")

                                                              OF THE SECOND PART

WHEREAS:

A. Packetera is in the business of developing and licensing telecommunications services and products;

B. In connection with its business operations, Packetera owns various products and services as described in Schedule "A" to this Agreement (collectively, the "Products") and has existing agreements to supply such Products (the "Existing Agreements"); and

C. Shadow wishes to acquire from Packetera, and Packetera wishes to sell to Shadow, its interest in the Existing Agreements, as well as an exclusive worldwide license to use, sell, market, distribute and/or sublicense the Products;

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual agreements and covenants herein contained, the parties hereby covenant and agree as follows:
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1. GRANT OF LICENSE AND ASSIGNMENT OF EXISTING AGREEMENTS

1.1 Packetera hereby grants to Shadow, subject to the terms and conditions herein, an exclusive worldwide license (the "License") to use, sell, market, distribute and/or sublicense the Products and to retain all proceeds realized from the sale of such Products.

1.2 The License shall preclude Packetera from selling any interest in its Products to present customers or other third parties. Packetera shall assign its entire right, title and interest in and to all Existing Agreements to Shadow.

1.3 The License shall include all future telecommunications services and products that Packetera develops, designs or produces subsequent to the date of this Agreement. This shall include, without limitation, the following services and products that Packetera is currently developing: instant messaging and presence, session initiation protocol conferencing solutions, Softphones for enterprise, Google mashup with lookup and callback, device integration of Softphones on personal digital assistants, Wi-Fi and mobile phones.

1.4 Shadow shall have the right to use any existing or future trademarks and other intellectual property that Packetera owns in connection with its use of the License.

1.5 The License shall be effective for a period of 75 years from Closing (as defined herein).

1.6 Shadow shall have the right to extend the License to any agent or affiliate of its choice, including any subsidiary, provided that it shall first notify Packetera in writing of the identity of such person.

1.7 Shadow may grant sublicenses to third parties, provided that each sublicense states that it is subject to the terms and conditions of this Agreement. Shadow shall deliver to Packetera an executed copy of each sublicense within 15 days of the sublicense being executed.

2. CONSIDERATION FOR LICENSE

2.1 In consideration of Packetera granting the License and assigning the Existing Agreements to Shadow, Shadow shall deliver to Packetera at Closing, a certificate representing 30,600,000 post forward-split common shares (the "License Shares") in the capital of Shadow.

2.2 Packetera acknowledges that the Shares may be subject to resale restrictions imposed by applicable regulatory authorities.

3. PACKETERA'S REPRESENTATIONS

Packetera hereby makes the following representations and warranties to Shadow, each of which is true and correct on the date hereof and will be true and correct at Closing:

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     (a)  Packetera  owns  a  100%  right,  title  and  interest  in  and to the
          Products, which are free and clear of all liens, charges and encumbrances, all of which Products are in the possession of or under the control of Packetera;

     (b) Packetera is a party to the Existing Agreements, copies of which are attached hereto as Schedule "B", which are all in good standing and enforceable, and which are summarized as follows:

          Date of Agreement                       Parties to Agreement
          -----------------                       --------------------

          May 8, 2009                       Packetera and One World United Inc.
          June 22, 2009                     Packetera and Voice S.r.l.
          September 1, 2009                 Packetera and Isource Communications

     (c) Packetera has the full right, authority and capacity to enter into this Agreement, and comply with the terms set out herein, without first obtaining the consent of any other person;

     (d) Packetera is a body corporate, duly incorporated and in good standing under the laws of British Columbia with full power and absolute capacity to enter into this Agreement and this Agreement has been authorized by all necessary corporate acts and deeds in order to give effect to the terms hereof.

     (e) the performance of this Agreement will not be in violation of the Memorandum or Articles of Packetera or of any Agreement to which Packetera is a party and will not give any person or company any right to terminate or cancel any agreement or any right enjoyed by Packetera and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the Products or the Existing Agreements;

     (f) there has been no act of God, damage, destruction, loss, labour disruption or trouble, or other event (whether or not covered by insurance) materially and adversely affecting any of the Products or the organization, operations, affairs, business, properties, prospects or financial condition or position of Packetera's business operations;

     (g)  Packetera   holds   all   permits,    licences,    registrations   and
          authorizations necessary to own and operate the Products and carry on its business;

     (h) Packetera has not, directly or indirectly, engaged or entered into any transaction or incurred any liability or obligation which might materially and adversely affect any of the Products or Existing Agreements;

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     (i)  there is no indebtedness of Packetera or is shareholders to any person which might, by operation of law or otherwise, now or hereafter constitute or be capable of forming an encumbrance upon any of the Products or Existing Agreements;

     (j) no action, suit, judgment, investigation, inquiry, assessment, reassessment, litigation, determination or administrative or other proceeding or arbitration before or of any court, arbitrator or governmental authority is in process, or pending or threatened, against or relating to the Products or the Existing Agreements and no state of facts exists which could constitute the basis therefor;

     (k) none of the Products is in any respect infringing the right of any person under or in respect of any patent, design, trade mark, trade name, copyright or other industrial or intellectual property;

     (l) the Products and Existing Agreements constitute all of the rights, assets and properties that are usually and ordinarily used or held for use in connection with or otherwise related to the operation of Packetera's business; and

     (m) except as disclosed in this Agreement, neither Packetera nor any of its shareholders has any information or knowledge of any fact relating to its business, the Products, the Existing Agreements or the transactions contemplated hereby which might reasonably be expected to affect, materially and adversely, any of the Products or the organization, operations, affairs, properties, prospects or financial condition or position of the business.

4. SHADOW'S REPRESENTATIONS

Shadow hereby makes the following representations and warranties to Packetera, each of which is true and correct on the date hereof and will be true and correct at Closing:

     (a) Shadow is a body corporate, duly incorporated and in good standing under the laws of the State of Nevada with full power and absolute capacity to enter into this Agreement and the terms of this Agreement have been authorized by all necessary corporate acts and deeds in order to give effect to the terms hereof;

     (b) Shadow is in good standing with the United States Securities & Exchange Commission (the "Commission") and the Financial Industry Regulatory Authority. All of Shadow's filings submitted to the Commission are true and accurate as at the date of such filing;

     (c) as of the date of this Agreement, Shadow's authorized capital consists of 200,000,000 shares of common stock with a par value of $0.001 per share, of which 7,445,000 shares of common stock are issued and

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
          outstanding as fully paid and non-assessable shares and 59,882,500 shares of common stock shall be issued and outstanding as fully paid and non-assessable shares at Closing, including the License Shares;

     (d) the License Shares will, upon issuance, be validly issued, non-assessable and free and clear of all liens, charges and encumbrances, other than resale restrictions imposed by applicable securities laws;

     (e) no person, firm or corporation has any written or verbal agreement or option, understanding or commitment or any right or privilege capable of becoming an agreement for the subscription or issuance of any securities in the capital of Shadow;

     (f) the Articles and Bylaws of Shadow permit its to carry on its present and intended businesses, including the business contemplated through the use of the License;

     (g) the corporate records and minute books of Shadow contain complete and accurate minutes of all meetings of the directors and shareholders of Shadow held since incorporation;

     (h)  Shadow has no knowledge of any:

          (i) actions, suits, investigations or proceedings against Shadow which are in progress, pending or threatened;

          (ii) outstanding judgments of any kind against Shadow; or

          (iii)occurrences  or  events  which  have,  or  might   reasonably  be
               expected to have, a material adverse effect on Shadow's current or intended business.

     (i) Shadow has no subsidiaries and owns no interest in any corporation, partnership, proprietorship or any other business entity;

     (j) Shadow's financial statements as filed with the United States Securities & Exchange Commission (the "Financial Statements"), have been prepared in accordance with United States generally accepted accounting principles and fairly represent Shadow's financial position at that date. Since the date to which Shadow's Financial Statements were prepared:

          (i) there has not been any material adverse change in the financial position, assets, liabilities, results of operations, business, prospects or condition, financial or otherwise, of Shadow or any damage, loss or other change in circumstances materially

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
               affecting the business or assets of Shadow or its right or capacity to carry on business before or after Closing;

          (ii) Shadow has not waived or surrendered any right of material value;

          (iii)the business of Shadow has been conducted in the ordinary course; and

          (iv) Shadow has not guaranteed, or agreed to guarantee, any debt, liability or other obligation of any person, firm or corporation;

     (k) Shadow is not a party to any contracts, leases, licenses, commitments and other agreements relating to its assets or its business;

     (l)  Shadow does not have and has never had any employees; and

     (m) there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body involving Shadow. No suit, action or legal, administrative, arbitration or other proceeding or reasonable basis therefor, or, to the best of Shadow's knowledge, no investigation by any governmental agency, pertaining to Shadow or its assets is pending or has been threatened against Shadow which could adversely affect the financial condition or prospects of Shadow or the conduct of the business thereof or any of Shadow's assets or materially adversely affect the ability of Shadow to consummate the transactions contemplated by this Agreement.

5. EFFECT OF REPRESENTATIONS

5.1 The representations and warranties of Packetera and Shadow (the "Parties") set out above form a part of this Agreement and are conditions upon which the Parties have relied in entering into this Agreement and shall survive the Packetera's grant of the License and the assignment of the Existing Agreements to Shadow.

5.2 The Parties will indemnify and save each other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by it and contained in this Agreement.

6. CLOSING

Packetera's grant of the License and assignment of the Existing Agreements to Shadow shall be closed at the office of Packetera at 10:00 A.M. (Vancouver time) on October 16, 2009, or on such other date or at such other place as may be agreed upon by the parties (the "Closing").

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
7. ACTIONS BY THE PARTIES PENDING CLOSING

From and after the date hereof and until Closing, Packetera and Shadow covenant and agree that:

     (a) Shadow, and its authorized representatives, shall have full access during normal business hours to all documents of Packetera relating to the Products and the Existing Agreements and Packetera shall furnish to Shadow or its authorized representatives all information with respect to the Products and the Existing Agreements as Shadow may reasonably request;

     (b) Packetera, and its authorized representatives, shall have full access during normal business hours to all documents relating to Shadow's affairs that Packetera may reasonably request; and

     (c) Packetera shall not enter into any contract or commitment to purchase or sell any interest in the Products or Existing Agreements without the prior written consent of Shadow, which consent shall not be unreasonably withheld.

8. CONDITIONS PRECEDENT TO PACKETERA'S OBLIGATIONS

Each and every obligation of Packetera to be performed at Closing shall be subject to the satisfaction by Closing of the following conditions, unless waived in writing by Packetera:

     (a) The representations and warranties made by Shadow in this Agreement shall be true and correct as of Closing with the same effect as though such representations and warranties had been made or given at Closing;

     (b) The name of Shadow shall be changed to "Itokk, Inc." and Shadow shall have completed a split of its common stock such that every share issued and outstanding prior to the split shall have been exchanged for 8.5 post-split shares of Shadow;

     (c) The 4,000,000 shares of restricted common stock currently issued and outstanding to Shadow's directors (the "Restricted Shares") shall be returned to treasury;

     (d) Shadow shall have incorporated a wholly owned subsidiary ("Shadow's Subsidiary") that shall hold as assets the License and the Existing Agreements;

     (e) Shadow shall appoint four of Packetera's nominees as its officers and directors;

     (f) Shadow's current officers and directors shall resign from their respective positions;

     (g)  Shadow shall deliver to Packetera:

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          (i)  a certificate  representing  30,600,000 shares of common stock in
               the   capital  of  Shadow,   which   shall  be  validly   issued,
               non-assessable  and free  and  clear of all  liens,  charges  and
               encumbrances,   other  than   resale   restrictions   imposed  by
               applicable securities laws as noted by a legend or legends affixed to the back of the certificate;

          (ii) copies of resolutions of Shadow's Board of Directors authorizing the execution of this Agreement, the purchase of the License and the Existing Agreements, the return of the Restricted Shares to Shadow's treasury, the forward split whereby each current share of common stock of Shadow shall be exchanged for 8.5 post-split shares, the change of Shadow's name to Itokk, Inc., the appointment of three of Packetera's nominees as officers and directors of Shadow, the incorporation of its subsidiary, and the issuance of 30,600,000 shares of common stock in its capital to Packetera; and

          (iii)copies of incorporation documents for Shadow's wholly owned subsidiary;

          (iv) pro forma financial statements and Form 10 information in the required form for a filing in accordance with the requirements of Form 8-K.

9. CONDITIONS PRECEDENT TO SHADOW'S OBLIGATIONS

Each and every obligation of Shadow to be performed at Closing shall be subject to the satisfaction by Closing of the following conditions, unless waived in writing by Shadow:

     (a) The representations and warranties made by Packetera in this Agreement shall be true and correct as of Closing with the same effect as though such representations and warranties had been made or given by Closing;

     (b)  Packetera shall deliver to Shadow:

          (i) written evidence of the grant of the License and the assignment of the Existing Agreements to Shadow's Subsidiary in a form acceptable to Shadow;

          (ii) a copy of resolutions of Packetera's Board of Directors authorizing the execution of this Agreement and the grant of the License and assignment of the Existing Agreements to Shadow's Subsidiary; and

          (iii)a copy of minutes of a meeting of the  shareholders  of Packetera
               approving   Packetera's   disposal  of  substantially  its  whole
               undertaking to Shadow upon the terms of this Agreement.

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10. FURTHER ASSURANCES

The parties hereto covenant and agree to do such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms and intent of this Agreement.

11. ENTIRE AGREEMENT

This Agreement constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject of this Agreement.

12. NOTICE

12.1 Any notice required to be given under this Agreement shall be deemed to be well and sufficiently given if delivered by hand or if mailed by registered mail, in the case of Packetera addressed as follows:

                  Packetera Communications Inc.
                  Suite 200 - 375 Water Street
                  Vancouver, British Columbia, V6B 1B6

and in the case of Shadow addressed as follows:

                  Shadow Marketing Inc.
                  17365 S.W. 13th Street
                  Pembroke Pines, Florida, 33029

and any notice given as aforesaid shall be deemed to have been given, if delivered, when delivered, or if sent by registered mail, on the seventh business day after the date of mailing.

12.2 Either party may time to time by notice in writing change its address and fax number for the purpose of this section.

13. TIME OF ESSENCE

Time shall be of the essence of this Agreement.

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14. TITLES

The titles to the respective sections hereof shall not be deemed a part of this Agreement but shall be regarded as having been used for convenience only.

15. SEVERABILITY

If any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect in any jurisdictions, the validity, legality and enforceability of such provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

16. APPLICABLE LAW

The situs of the Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with laws prevailing in the Province of British Columbia. The parties agree to attorn to the jurisdiction of the Courts of the Province of British Columbia.

17. ENUREMENT

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     IN WITNESS WHEREOF Packetera and Shadow have duly executed this Agreement effective as of the date and year above written.

PACKETERA COMMUNICATIONS INC.                  SHADOW MARKETING INC.


per:                                           per:
   -----------------------------                   -----------------------------
   Authorized Signatory                            Authorized Signatory

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
                                  SCHEDULE "A"

             TO THAT CERTAIN AGREEMENT MADE AS OF SEPTEMBER 14, 2009
                      BETWEEN PACKETERA COMMUNICATIONS INC.
                           AND SHADOW MARKETING, INC.

Packetera's services and products consist of:

     Product/Service                                      Description
     ---------------                                      -----------

Npoints-SIP- Framework                        application programming interface

Callback web-to-voice applications            Click-to-Talk, mobile VoIP, web
www.itokk.com                                 triggered callback/SIP voice
www.itokk.mobi                                products and services and
                                              voice-card signatures

Session initiation protocol-Softphone         Packetera Softphone Suite, Video
Products                                      + Voice and Presence
www.itokksoft.com

Virtual calling card products                 Virtual calling cards, PINless
www.itokkexpress.com                          access, web recharge

Social VoIP                                   Social VoIP for web communities
www.itokksocial.com                           and collaboration solutions

IP devices                                    End-points integrated on IP device
www.itokkgadgets.com                          (USB flash memory, wifi handsets)

Hosted network platform                       Strategic partnerships with VoIP
                                              service Providers

Engineering consulting                        providing engineering consulting
                                              services specializing in VoIP


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